UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 14, 2012

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202

(513) 579-7000

-and-

151 West 34th Street, New York, New York 10001

(212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creating a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On November 20, 2012, Macy’s, Inc. (“Macy’s”) and its wholly owned subsidiary, Macy’s Retail Holdings, Inc. (“Macy’s Holdings”), entered into the Third Supplemental Trust Indenture (the “Third Supplemental Indenture”) and the Fourth Supplemental Trust Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of January 13, 2012, among Macy’s Holdings, as issuer, Macy’s, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, together with the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), in connection with the offer and sale of $750 million aggregate principal amount of Macy’s Holdings’ 2.875% Senior Notes due 2023 (the “2023 Notes) and $250 million aggregate principal amount of Macy’s Holdings’ 4.30% Senior Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “senior notes”), each of which are fully and unconditionally guaranteed by Macy’s. This sale of the senior notes satisfies the financing condition of the previously announced tender offer by Macy’s Holdings for a portion of its outstanding debt securities pursuant to an offer to purchase dated October 29, 2012, as amended.

Macy’s Holdings will pay interest on the senior notes on each February 15 and August 15, beginning on February 15, 2013. The 2023 Notes will mature on February 15, 2023 and the 2043 Notes will mature on February 15, 2043. Before November 15, 2022, Macy’s Holdings may, at any time, redeem the 2023 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium described in the Indenture. On or after November 15, 2022, Macy’s Holdings may redeem the 2023 Notes at par, plus accrued and unpaid interest. Before August 15, 2042, Macy’s Holdings may, at any time, redeem the 2043 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium described in the Indenture. On or after August 15, 2042, Macy’s Holdings may redeem the 2043 Notes at par, plus accrued and unpaid interest.

Upon the occurrence of both (i) a change of control of Macy’s and (ii) within a specified period in relation to the change of control, a downgrade of the senior notes by at least two of Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services and being rated below an investment grade rating by at least two of such rating agencies, Macy’s Holdings will be required to make an offer to purchase the senior notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase.

The senior notes are subject to the covenants in the Indenture, which include limitations on liens, limitations on sale and leaseback transactions, limitations on sales of assets, and limitations on merger and consolidation.

The Indenture contains customary events of default, including: (a) failure to pay principal or premium, if any, on any senior note when due; (b) failure to pay any interest on any senior note for 30 days after the interest becomes due; (c) failure to redeem or repurchase any senior note when required to do so; (d) Macy’s Holdings’ failure to perform, or its breach of, any other covenant in the Indenture for 60 days after written notice thereof; (e) nonpayment at maturity or other default (beyond any applicable grace period) under any agreement or instrument relating to any other indebtedness of Macy’s Holdings or any of its restricted subsidiaries, the unpaid principal amount of which is not less than $100 million, which default results in the acceleration of the maturity of the indebtedness; (f) the entry of any final judgment or order against Macy’s Holdings, Macy’s or any of their restricted subsidiaries, which judgment or order creates a liability of $100 million or more in excess of insured amounts and which has not been stayed, vacated, discharged, or otherwise satisfied for a period of 60 days; (g) Macy’s guarantee ceases to be in full force and effect; and (h) specified events of bankruptcy, insolvency or reorganization involving Macy’s Holdings, Macy’s or any significant subsidiary (or group of subsidiaries that would constitute a significant subsidiary) of Macy’s or Macy’s Holdings.

If an event of default resulting from specified events involving bankruptcy, insolvency or reorganization occurs, the Indenture provides that the principal of, premium, if any, and accrued interest on the senior notes will become immediately due and payable without any declaration or other act on the part of the Trustee or any holder of the senior notes. If any other event of default occurs and is continuing, the Indenture provides that either the Trustee or the holders of at least 25% in principal amount of the outstanding senior notes of a series may declare the principal amount of all the senior notes of that series to be due and payable immediately.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture, Third Supplemental Indenture and the Fourth Supplemental Indenture, which are included as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 hereto, respectively, and are incorporated herein by reference.

In connection with the offering of the senior notes, Macy’s is filing certain other exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 14, 2012, among Macy’s Retail Holdings, Inc., Macy’s, Inc. and the underwriters named therein.

4.1	Indenture, dated as of January 13, 2012, among Macy’s Retail Holdings, Inc., as issuer, Macy’s, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Macy’s, Inc.’s Current Report on Form 8-K (File No. 001-13536) filed on January 13, 2012)

4.2	Third Supplemental Trust Indenture, dated as of November 20, 2012, among Macy’s Retail Holdings, Inc., as issuer, Macy’s, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Fourth Supplemental Trust Indenture, dated as of November 20, 2012, among Macy’s Retail Holdings, Inc., as issuer, Macy’s, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1	Opinion of Jones Day

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2012	MACY’S, INC.

	By:	/s/ Dennis J. Broderick
	Name:	Dennis J. Broderick
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Index Number	Description

1.1	Underwriting Agreement, dated November 14, 2012, among Macy’s Retail Holdings, Inc., Macy’s, Inc. and the underwriters named therein.

4.1	Indenture, dated as of January 13, 2012, among Macy’s Retail Holdings, Inc., as issuer, Macy’s, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Macy’s, Inc.’s Current Report on Form 8-K (File No. 001-13536) filed on January 13, 2012)

4.2	Third Supplemental Trust Indenture, dated as of November 20, 2012, among Macy’s Retail Holdings, Inc., as issuer, Macy’s, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Fourth Supplemental Trust Indenture, dated as of November 20, 2012, among Macy’s Retail Holdings, Inc., as issuer, Macy’s, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1	Opinion of Jones Day

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

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